Exhibit 99.1

Volcon Closes over $500 Million Private Placement to Initiate Bitcoin Treasury Strategy

Company currently holds 280.14 BTC on its balance sheet and intends to use the net proceeds from this financing to rapidly increase its BTC holdings

Volcon plans to change name to Empery Digital, Inc., and change ticker to EMPD

AUSTIN, Texas – July 21, 2025 - Volcon, Inc. (NASDAQ: VLCN) (the “Company,” “Volcon” or “Empery Digital”) has closed its previously announced private placement with gross proceeds over $500,000,000 (the “Private Placement”) and has now launched its bitcoin treasury strategy with a plan to allocate more than 95% of the gross proceeds from the Private Placement to the acquisition of BTC.

The Private Placement included participation by prominent crypto venture capital firms and blockchain infrastructure providers including FalconX, Pantera, Borderless and Relayer Capital with strong participation from leading traditional financial investors as well as meaningful participation from the management team and board of directors.

The Company intends to build a trusted global bitcoin treasury strategy offering opportunities for investors to invest in the Company through additional listings on multiple trading markets. In the coming weeks, Volcon intends to change its name to Empery Digital, Inc. and change its ticker to EMPD. The Volcon Power Sports business intends to adopt the name Empery Mobility.

To successfully execute this bitcoin treasury strategy, the Company has entered into a Strategic Digital Assets Services Agreement with Gemini, a crypto platform founded in 2014 by Cameron and Tyler Winklevoss.

"Gemini is uniquely positioned to deliver Empery Digital world-class execution and institutional-grade custody with a regulatory-first foundation earned over a decade at the forefront of crypto," said Brad Vopni, Head of Institutional at Gemini.

Prior to announcing this transaction, the Company had executed purchases of BTC using cash available from its existing balance sheet and has since accelerated these BTC purchases. Net proceeds from the transaction have already been credited to the Company’s custodial accounts at Gemini and additional bitcoin purchases have commenced. As of today, the Company holds 280.14 BTC, including 235.83 BTC received in lieu of cash subscriptions in the Private Placement. Since announcing the transaction, the Company has not made any equity sales under its existing at-the-market sales agreement and all future sales will be subject to market conditions.

The Company has appointed Ryan Lane, Ian Read, Rohan Chauhan and Matthew Homer to serve on the Board of Directors (the “Board”) until elections are held at the Company’s next shareholder meeting.

Mr. Lane, a founder and principal at Empery Asset Management, has joined the Company as Co-CEO & Chairman of the Board. He will lead the treasury strategy with the objective of running a low cost, broadly listed and investor-focused approach.

Mr. Read, former CEO & Chairman of Pfizer, has joined the Board and brings 40 years of senior management and corporate governance experience to help build an institutionally disciplined approach to the bitcoin treasury strategy.

Mr. Chauhan, Director of Strategy at Gemini, has joined the Board and will bridge the relationship between traditional finance and the digital asset ecosystem. The combined experience from these two distinct disciplines that sets up Empery Digital to execute the bitcoin treasury strategy.

Mr. Homer, board member of Gemini Trust Company and managing member of venture capital firm The Venture Dept. has joined the Board and brings his extensive digital assets and regulatory experience to help navigate the evolving digital asset landscape.

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“I look forward to fulfilling our promises to investors by operating a low cost, capital efficient, globally trusted bitcoin treasury strategy that will stand the test of time,” said Ryan Lane, co-founder and Principal of Empery Asset Management. “The formation of this team reflects our strong conviction in Bitcoin as the digital store of value for the future and expresses our belief in the blockchain as a trusted network for many future applications. Establishing this bitcoin treasury strategy and raising over $500,000,000 in seven days was a monumental effort that demonstrates the capabilities of the organizations and the individuals involved.”

"Joining the board at this inflection point is a chance to help shape how institutions engage with Bitcoin at scale. With Gemini’s secure infrastructure enabling Empery Digital’s long-term strategy, we are building a strategy designed for resilience, transparency, and global investor confidence in the digital asset future,” said Rohan Chauhan, Director of Strategy at Gemini.

“We are excited to implement this bitcoin treasury strategy as we continue to reposition the power sports business to an asset light business with limited working capital requirements that leverages our international relationships to source affordable products into the U.S.” said John Kim, co-CEO of Volcon.

The offer and sale of the foregoing securities was made in a private placement in reliance on an exemption from the registration requirement of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder, and applicable state securities laws. Accordingly, the securities offered in the private placement may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirement of the Securities Act and such applicable state securities laws. Concurrently with the execution of the securities purchase agreements, the Company and the investors entered into a registration rights agreement pursuant to which the Company has agreed to file a registration statement with the Securities and Exchange Commission (the “SEC”) registering the resale of the shares of common stock including those issuable upon the exercise of the pre-funded warrants and warrants issued in connection with the Private Placement.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction. Any offering of the securities under the resale registration statement will only be made by means of a prospectus.

Inducement Grant Under Nasdaq Listing Rule 5635(c)(4)

Today, the Company announced that Volcon’s Board of Directors (the “Board”), upon the recommendation of the Compensation Committee of the Board, approved the grant of inducement non-qualified stock options (the “Options”) on July 16, 2025 to three new executive employees, Timothy Silver, Chief Operating Officer, Brett Director, Vice President Legal, and Alyson Chung, Crypto Currency Controller, to purchase 597,604, 298,802, and 149,401 shares, respectively, of the Company’s common stock pursuant to the Nasdaq Rule 5635(c)(4) inducement grant exception, as a component of their individual employment compensation and were granted as an inducement material to their acceptance of employment with the Company. The Options have a $10.00 exercise price, which is equal to the price of the Company’s common stock sold in its private investment in public entity offering announced on July 17, 2025, and have a ten-year term. The Options are subject to performance-based vesting conditions based on the volume weighted average price of the Company’s common stock.

Advisors

Clear Street LLC (“Clear Street”) acted as lead placement agent and Aegis Capital Corp. (“Aegis”) acted as co-placement agent and exclusive financial advisor in connection with the Private Placement.

Ropes and Gray LLP acted as legal advisor to Volcon.

Skadden, Arps, Slate, Meagher & Flom LLP acted as legal advisor to Clear Street.

Kaufman & Canoles, P.C. acted as legal advisor to Aegis.

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About Volcon

Based in the Austin, Texas area, Volcon was founded as the first all-electric power sports company sourcing high-quality and sustainable electric vehicles for the outdoor community. Volcon electric vehicles are the future of off-roading, not only because of their environmental benefits but also because of their near-silent operation, which allows for a more immersive outdoor experience.

Effective as of July 17, 2025, the Company adopted a bitcoin treasury strategy with the goal of becoming a leading, low cost, capital efficient, globally trusted aggregator of Bitcoin.

Volcon Contacts

For Media: media@volcon.com
For Dealers: dealers@volcon.com
For Investors: investors@volcon.com
For Marketing: marketing@volcon.com

For Digital: digital@volcon.com

Forward-Looking Statements

This press release includes forward-looking statements. These forward-looking statements generally can be identified by the use of words such as "anticipate," "expect," "plan," "could," "may," "will," "believe," "estimate," "forecast," "goal," "project," and other words of similar meaning. These forward-looking statements address various matters including statements relating to the anticipated benefits of the Private Placement and related transactions, the intended use of proceeds from the Private Placement, the Company's proposed digital asset treasury strategy, the digital assets to be held by the Company, the expected benefits from the transactions described herein, the Company's ability to continue to transform its EV to an asset light, low working capital business and whether the employees who received the inducement grants referred to herein will remain employees of the Company before fully vesting in the grant. Each forward-looking statement contained in this presentation is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others, the risk that the proposed transactions described herein may not be completed in a timely manner or at all; failure to realize the anticipated benefits of the Private Placements and related transactions, including the proposed digital asset treasury strategy; changes in business, market, financial, political and regulatory conditions; risks relating to the Company's operations and business, including the highly volatile nature of the price of Bitcoin and other cryptocurrencies; the risk that the Company's stock price may be highly correlated to the price of the digital assets that it holds; risks related to increased competition in the industries in which the Company does and will operate; risks relating to significant legal, commercial, regulatory and technical uncertainty regarding digital assets generally; risks relating to the treatment of crypto assets for U.S. and foreign tax purpose, as well as those risks and uncertainties identified in the Appendix to this presentation and those identified under the heading "Risk Factors" in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and other information the Company has or may file with the SEC, including those disclosed under Item 8.01 of the Current Report on Form 8-K filed on the date hereof.

We caution investors not to place considerable reliance on the forward-looking statements contained in this presentation. You are encouraged to read our filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements in this presentation speak only as of the date of this document, and we undertake no obligation to update or revise any of these statements. Our business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties.

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